                                                                   Exhibit 10.10


                             FIRST AMENDMENT TO THE
                           ENSTAR NATURAL GAS COMPANY
                PROFIT BY SERVICE PLAN FOR CLASSIFIED EMPLOYEES


         WHEREAS, Seagull Energy Corporation (the "Company") has heretofore adopted the ENSTAR Natural Gas Company Profit By Service Plan for Classified Employees (the "PLAN"); and

         WHEREAS, Section 15.1 of the Plan provides that the administrative committee appointed by the Chief Executive Officer of the Company to administer the Plan (the "COMMITTEE") may make certain amendments to the Plan; and

         WHEREAS, the Committee desires to make such an amendment,

         NOW, THEREFORE, the Plan is hereby amended, effective as of January 1, 1989, by deleting Section 7.4(b) of the Plan and substituting the following therefor:

                 "(b) In the event that an amount credited to a terminated Member's Profit Sharing Account becomes a forfeiture pursuant to Paragraph (a) above, the terminated Member shall, upon subsequent reemployment with the Company prior to incurring five consecutive One-Year Breaks-in-Service, have the forfeited amount restored to such Member's Profit Sharing Account, unadjusted by any subsequent gains or losses of the Trust Fund, if such Member repays in cash an amount equal to the amount so distributed to him from such Profit Sharing Account within five years from the date the Member is reemployed. Any such restoration shall be made as of the Valuation Date coincident with or next succeeding the date of repayment. Notwithstanding anything to the contrary in the Plan, forfeited amounts to be restored by the Company pursuant to this Paragraph shall be charged against and deducted from forfeitures otherwise available for allocation to other Members in accordance with Section 4.2(a) in the Plan Year in which such amounts are restored. If such forfeitures otherwise available are not sufficient to provide such restoration, the portion of such restoration not provided by forfeitures shall be charged against and deducted from Company contributions otherwise available for allocation to other Members in accordance with Section 4.2, and such excess amount shall be a minimum required Company contribution (without regard to net profits)."

                 As amended hereby, the Plan is specifically ratified and reaffirmed.

                 EXECUTED this 15th day of September, 1993.

                          ADMINISTRATIVE COMMITTEE
                          ENSTAR NATURAL GAS COMPANY
                          PROFIT BY SERVICE PLAN FOR CLASSIFIED EMPLOYEES

                          BY: __________________________________________
                              RICHARD F. BARNES, CHAIRMAN

                            SECOND AMENDMENT TO THE
                           ENSTAR NATURAL GAS COMPANY
                PROFIT BY SERVICE PLAN FOR CLASSIFIED EMPLOYEES

WHEREAS, Seagull Energy Corporation (the "Company") has heretofore adopted the ENSTAR Natural Gas Company Profit by Service Plan for Classified Employees (the "Plan"); and

WHEREAS, Section 15.1 of the Plan provides that the administrative committee appointed by the Chief Executive Officer of the Company to administer the Plan (the "Committee") may make certain amendments to the Plan; and

         WHEREAS, the Committee desires to make such an amendment to the Plan;

         NOW, THEREFORE, the Plan is hereby amended, effective as of January 1, 1989, by deleting Section 8.2(a) of the Plan and substituting the following therefor:

                 "(a)     Each Member, OR A MEMBER'S SURVIVING SPOUSE WHO HAS
         ELECTED TO DEFER DISTRIBUTION UNDER THE TERMS OF THIS PLAN, shall have the right to designate the beneficiary or beneficiaries to receive payment of his Article IX benefit in the event of his death. Each such designation shall be made by executing the beneficiary designation form prescribed by the Committee and filing same with the Committee. Any such designation may be changed at any time by execution of a new designation in accordance with this Section. Notwithstanding the foregoing, if a Member who is married on the date of his death designates other than his surviving spouse as his beneficiary, such designation shall not be effective unless (1) such spouse has consented thereto in writing, and such consent (A) acknowledges the effect of such specific designation, (B) either consents to the specific designated beneficiary (which designation may not subsequently be changed by the Member without spousal consent) or expressly permits such designation by the Member without the requirement of further consent by the spouse and (C) is witnessed by a Plan representative (other than the Member) or a notary public or (2) such consent may not be obtained because such spouse cannot be located or because of other circumstances described by applicable Treasury Regulations. Any such consent by such surviving spouse shall be irrevocable."

                 As amended hereby, the Plan is specifically ratified and reaffirmed.

                 EXECUTED this 20th day of December, 1993

                          ADMINISTRATIVE COMMITTEE
                          ENSTAR NATURAL GAS COMPANY
                          PROFIT BY SERVICE PLAN FOR CLASSIFIED EMPLOYEES

                          BY: __________________________________________
                              RICHARD F. BARNES, CHAIRMAN